UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: December 19, 2007
(Date of earliest event reported)
Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33368 (Commission File Number)	91-2143667 (IRS Employer Identification No.)

1800 Gateway Drive, Second Floor
San Mateo, California (Address of Principal Executive Offices)	94404 (Zip Code)
(650) 571-1550
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note.
          On December 19, 2007, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), Maverick Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Glu Mobile Inc., a Delaware corporation (“Glu”), merged with and into Awaken Limited (“Awaken”), an entity affiliated with Beijing Zhangzhong MIG Information Technology Co. Ltd. (“MIG”) (the “Merger”), with Awaken surviving the Merger as a wholly owned subsidiary of Glu. The initial Form 8-K related to the closing of the Merger was filed on December 20, 2007.  This Form 8-K/A is being filed to amend and supplement the previously filed Form 8-K to include the required financial statements and information under Item 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (a)  Financial Statements of Business Acquired.
     The following audited financial statements are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:
     Audited Combined Financial Statements of Awaken Limited as of and for the nine months ended September 30, 2007
     (b)  Pro Forma Financial Information.
     The following pro forma information is filed as Exhibit 99.2 to this report and incorporated in its entirety herein by reference:
     Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2007
     Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 2007
     Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2006
     (d) Exhibits.

Number	Description

99.1	Audited Combined Financial Statements of Awaken Limited as of and for the nine months ended September 30, 2007.

99.2	Pro forma financial information.

99.3	Consent of PricewaterhouseCoopers Zhong Tian CPAs Limited Company

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLU MOBILE INC.

By:	/s/ Albert A. Pimentel
Albert A. Pimentel
Chief Financial Officer

Date: March 6, 2008

EXHIBIT INDEX

Number	Description

99.1	Audited Combined Financial Statements of Awaken Limited as of and for the nine months ended September 30, 2007.

99.2	Pro forma financial information.

99.3	Consent of PricewaterhouseCoopers Zhong Tian CPAs Limited Company